MAXIM SERIES FUND, INC.

                  Maxim T. Rowe Price Equity/Income Portfolio

                                  Annual Report

                               December 31, 2002







This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of any Portfolio of Maxim Series Fund, Inc. Such offering is made only by the prospectus(es) of Maxim Series Fund, Inc. which include details as to offering price and other information.

                             MAXIM SERIES FUND, INC.
                             8515 EAST ORCHARD ROAD
                        GREENWOOD VILLAGE, COLORADO 80111

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.

The U.S. economic recovery is proving to be sluggish and uneven. We expect growth to be below trend for the next few quarters, gaining momentum through the second half of 2003. Expectations are for real gross domestic product (GDP) growth in 2003 of 2.5%. Globally, economies remain weak with the exception of China. However, global growth is expected to firm to 2.5% in 2003 from a projected 2.0% growth rate in 2002 reflecting a modest, cyclical rebound in the euro area, sustained trend growth in the U.S. and the U.K. and stable growth in non-Japan Asia. Japan's economy is expected to have shrunk at a -0.3% rate in 2002 with projections for further deterioration in 2003 (-0.3%).

The Federal Reserve Board (Fed) responded aggressively to weaker than expected economic data with a 50 basis point cut in the Fed Funds rate to 1.25% at the November 2002 meeting. While stimulative policy and strong underlying productivity growth were expected to restore the economy to a sustainable trend rate of growth, persistent stock market weakness has undercut monetary policy stimulus and economic risks are currently biased to a below potential growth scenario. The Fed is expected to maintain its neutral bias largely because of the prospects for Federal fiscal stimulus. However, further easing will be supported if oil prices continue to rise and the economic data remain weak. Policy has been effective in keeping the U.S. out of renewed recession despite significant shocks: 1) the loss of wealth following the implosion of the stock market bubble, 2) the shock to confidence following the terrorist attacks in 2001, 3) the loss of confidence in corporate America, 4) the conflict with Iraq and North Korea and 5) the rise in the price of oil to its present $30 per barrel.

Economic data will not likely surprise on the upside in the short term, however we expect a gradual strengthening in growth to take place over the next year. Currently, economic indicators are mixed.

>> Corporate profits are improving but pricing power is limited. Corporations have cut employment, inventories and equipment investment dramatically over the past year in an effort to improve profit margins. Business spending remains soft, and inventory rebuilding is not yet occurring, as companies remain wary of increasing spending in this uncertain economic environment. The manufacturing index did surge back above 50 in December. If growth in manufacturing output can be maintained, then an increase in capital expenditure could occur in 2003.

>> Housing remains firm though prices are appreciating at a slower rate. The most recent data indicated a strong increase in housing permits and starts in December - permits were up over 8% in 2002 and housing starts were up 6.5% over the same period.

>> Layoff announcements spiked up in October, dropped sharply in November and December and are expected to jump back up in January. The economy lost 181,000 jobs in 2002 and 1.4 million jobs in 2001. The four-week moving average of initial unemployment claims has moved back down below the critical 400,000 level, suggesting that the labor market may be beginning to stabilize. The unemployment rate is currently 6.0% and we anticipate a peak of 6.2%.

>> Retail sales, including autos have been weaker than expected. The holiday season was disappointing and in fact the unexpectedly large decline in payrolls in December is largely attributable to the drop in retail jobs.

>> Core inflation will likely stay flat or slow slightly in 2003: resources are underutilized, GDP growth is expected to remain below trend and wage growth is slowing. Service sector inflation is up slightly from 2001 at 3.8% however is expected to decline modestly in 2003. Energy prices however remain elevated due to the potential for war with Iraq and the strike in Venezuela. At $30 per barrel, oil prices are up 50% from the beginning of 2002. Despite higher energy prices, inflation is expected to increase a moderate 1.8% in 2003.

>> Consumer spending is expected to grow at a slower pace in 2003 after providing significant support to economic growth last year - largely a function of rising home values and falling mortgage rates. At November 30, 2002 real consumer spending was up 2.7% year over year. Consumers tapped into the equity in their homes via refinancing thereby boosting their purchasing power, decreasing debt service costs at the same time. As support from mortgage refinancing activity slows along with the slowdown in the pace of home price appreciation, consumer spending should slow. Further supporting a slowdown in consumer spending is the expectation for increased allocation to savings as households focus on their balance sheets, the weak labor market and ongoing geopolitical risks. From November 30, 2001 to November 30, 2002, real incomes were up 6.1%, real spending was up 2.7% and the savings rate was at 4.3%.

In the past two years, government and particularly household spending have been the main drivers of growth; in the year ahead, business spending will hopefully take the lead.

The fiscal stimulus package proposed by President Bush will have an impact on GDP growth. The $674 billion package is mostly in the form of tax cuts with more than one half coming from a proposed elimination of personal income taxes on dividends. Congress will likely scale back the package to around $400 billion. The impact of the scaled back version is expected to be moderate adding 0.2% to GDP growth in 2003 and 0.8% in 2004. The GDP impact is dependent on how quickly the Bill is passed and enacted.

Given the probability of a war with Iraq, in addition to the fiscal stimulus package, the U.S. budget situation should deteriorate in 2003. Projections indicate a budget deficit of $285 billion in fiscal year 2003 followed by a deficit of $235 billion in fiscal year 2004. As a result of the expected budget deficit, the issuance of Treasury debt will increase significantly.

The potential for war with Iraq is an ongoing and significant risk. While this has been headline news for many months, the reality of war may lead to a plunge in confidence and a continued drop in consumer spending which would negatively impact an already tepid recovery.

The equity markets have rallied since early October, though the broad Indices were still down significantly on a year-to-date basis at December 31, 2002. Interest rates across the curve bottomed in early October after declining to levels not experienced since the 1960's, rising modestly since then. It is likely that inflation and yields will stay relatively low over the intermediate term, providing the Fed significant latitude to allow the economy to gain some momentum before they begin to tighten. It is improbable that the Fed would begin to tighten before growth is firmly re-established (two quarters of solid growth) and the unemployment rate is trending down. By mid-2003, as corporate governance issues fade and tensions with Iraq and North Korea are resolved, a recovery in confidence - both business and consumer, and the combined effects of monetary and fiscal stimulus, the economy should start to firm.

While it is impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs. These principles include determining one's investment objectives and tolerance for risk, adjusting for one's investment time frame, diversifying and developing an overall strategy and sticking to it.

GW Capital Management, LLC is the investment adviser for Maxim Series Fund, with the following sub-advisers providing services during the period for certain portfolios: Ariel Capital Management, Inc., Barclays Global Fund Advisors, Founders Asset Management, LLC, INVESCO Funds Group, Inc., INVESCO Global Asset Management (N.A.), Inc., Loomis, Sayles & Company, L.P., Pareto Partners, Templeton Investment Counsel, LLC and T. Rowe Price Associates, Inc.


This report and the financial statements contained herein are submitted for the general information of shareholders of Maxim Series Fund, Inc. This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. For more information, including fees and expenses, please contact your registered representative to obtain a prospectus. Read it carefully before investing.

                   MAXIM T. ROWE PRICE EQUITY/INCOME PORTFOLIO

Value stocks outpaced growth shares in the fourth quarter and for the year. Unfortunately, the strength in equities in October and November was not enough to counteract the declines in equities experienced during most of the year, and all groups were down sharply for the 12-month period ended December 31.

Geopolitical tensions multiplied as an oil strike and political unrest in Venezuela, along with nuclear saber rattling from North Korea, competed with looming conflict in Iraq for a worried world's attention. Yet bright spots remained. Productivity growth was robust, bolstering both real personal income and business demand for capital equipment, which showed nascent signs of recovery. Corporate profits rebounded, and low interest rates helped both businesses and consumers reduce their debt burdens. The Federal Reserve's half-point rate cut in November, bringing the federal funds rate to just 1.25%, and the strong electoral showing by President Bush's Republican Party, underscored policymakers' determination to continue applying massive monetary and fiscal stimulus to the sputtering economic recovery.

Performance relative to the S&P 500 Index was driven by strong stock selection, especially in the industrials sector. Underweighting the struggling technology sector also helped both relative and absolute results. Industrial stocks aided performance due to the strength of defense-related stocks, including Lockheed Martin and Rockwell Collins. Within industrials, conglomerate Tyco was a top contributor to relative performance as troubles there created a buying opportunity.

Stock selection was also strong in the consumer discretionary sector where the overweight of media stocks helped relative performance. T. Rowe Price initiated a position in AOL Time Warner during the year and added to other media names like Dow Jones and Disney. Dow Jones has benefited from the improved advertising environment while Disney has enjoyed strength at its ABC television network. At AOL Time Warner, T. Rowe Price feels that the assets of the original Time Warner piece of the company are currently worth more than the total of the combined firm.

T. Rowe Price believes we have seen the lows in the overall U.S. equities market. T. Rowe Price tries to identify good quality companies that are selling at unusually low valuations and invest in them when their price/earnings ratios are low and dividend yields are high. In their view, the economy should continue to show gradual improvement as we move through 2003, which could result in a reasonable expectation for a moderate recovery in stock prices.

                              Line Graph Comparison

                   Maxim
               T. Rowe Price       S&P 500
               Equity/Income        Index
                 Portfolio

                 10,000.00        10,000.00
    1994         9,866.00         9,778.74
    1995         13,163.22        13,453.61
    1996         15,715.57        16,542.52
    1997         20,244.79        22,061.80
    1998         22,052.65        28,366.75
    1999         22,800.24        34,335.68
    2000         25,741.47        31,209.76
    2001         26,168.77        27,502.04
    2002         22,751.13        21,424.09

$22,751.13  Maxim T. Rowe Price Equity/Income Portfolio

$21,424.09  S&P 500 Index

As of 12/31/02

Maxim T. Rowe Price Equity/Income Portfolio
Total Return -

One Year: -13.06%
Five Years: 2.36%

Since Inception: 10.59%

Portfolio Inception: 11/1/94

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Maxim T. Rowe Price Equity/Income Portfolio, made at its inception, with the performance of the S&P 500 Index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Maxim Series Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Equity/Income Portfolio (the "Portfolio") of the Maxim Series Fund, Inc. (the "Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Equity/Income Portfolio of the Maxim Series Fund, Inc. as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, the Portfolio transacted a 1 for 10 reverse stock split during 2002, and retroactively restated share information for all years presented.

/s/ Deloitte & Touche LLP

February 7, 2003

MAXIM SERIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                                                    T. ROWE PRICE
                                                                                    EQUITY/INCOME
                                                                                      PORTFOLIO
                                                                                  -------------------
                                                                                  -------------------
ASSETS:
     Investments in securities, market value  (1)                               $        431,477,664
     Cash                                                                                     96,741
     Collateral for securities loaned                                                      5,412,719
     Dividends and interest receivable                                                     1,215,362
                                                                                  -------------------
                                                                                  -------------------

            Total assets                                                                 438,202,486
                                                                                  -------------------
                                                                                  -------------------

LIABILITIES:

     Due to investment adviser                                                               321,978
     Payable for investments purchased                                                       486,299
     Payable upon return of securities loaned                                              5,412,719
                                                                                  -------------------
                                                                                  -------------------

            Total liabilities                                                              6,220,996
                                                                                  -------------------
                                                                                  -------------------

NET ASSETS                                                                      $        431,981,490
                                                                                  ===================
                                                                                  ===================

NET ASSETS REPRESENTED BY:  (See Note 7)
     Capital stock, $.10 par value                                              $          3,159,227
     Additional paid-in capital                                                          465,248,241
     Net unrealized depreciation on investments                                          (35,513,754)
     Accumulated net realized loss on investments                                           (912,224)
                                                                                  -------------------
                                                                                  -------------------

NET ASSETS                                                                      $        431,981,490
                                                                                  ===================
                                                                                  ===================

NET ASSET VALUE PER OUTSTANDING SHARE                                           $              13.67
                                                                                  ===================
                                                                                  ===================
(Offering and Redemption Price)  (See Note 7)

SHARES OF CAPITAL STOCK:  (See Note 7)
     Authorized                                                                          500,000,000
     Outstanding                                                                          31,592,271

(1)  Cost of investments in securities:                                         $        466,991,418

See notes to financial statements.


MAXIM SERIES FUND, INC.

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                                    T. ROWE PRICE
                                                                                    EQUITY/INCOME
                                                                                      PORTFOLIO
                                                                                   -------------------
                                                                                   -------------------
INVESTMENT INCOME:
      Interest                                                                   $            208,339
      Income from securities lending                                                            4,761
      Dividends                                                                             7,326,401
      Foreign withholding tax                                                                 (16,223)
                                                                                   -------------------
                                                                                   -------------------

      Total income                                                                          7,523,278
                                                                                   -------------------
                                                                                   -------------------

EXPENSES:

      Audit fees                                                                               12,050
      Bank and custodial fees                                                                  23,850
      Investment administration                                                                96,502
      Management fees                                                                       2,323,431
      Other expenses                                                                           27,154
                                                                                   -------------------
                                                                                   -------------------

      Total expenses                                                                        2,482,987

      Less amount reimbursed by investment adviser                                              1,418
                                                                                   -------------------
                                                                                   -------------------

      Net expenses                                                                          2,481,569
                                                                                   -------------------
                                                                                   -------------------

NET INVESTMENT INCOME                                                                       5,041,709
                                                                                   -------------------
                                                                                   -------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized gain on investments                                                      2,574,022
      Change in net unrealized depreciation on investments                                (41,130,841)
                                                                                   -------------------
                                                                                   -------------------

      Net realized and unrealized loss on investments                                     (38,556,819)
                                                                                   -------------------
                                                                                   -------------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $        (33,515,110)
                                                                                   ===================
                                                                                   ===================

See notes to financial statements.

MAXIM SERIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2002 AND 2001

------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
                                                                               T. ROWE PRICE
                                                                               EQUITY/INCOME
                                                                                 PORTFOLIO
                                                                       -------------------------------
                                                                       -------------------------------
                                                                           2002             2001
                                                                       --------------   --------------
                                                                       --------------   --------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net investment income                                           $     5,041,709  $     3,055,485
     Net realized gain on investments                                      2,574,022        3,797,674
     Change in net unrealized appreciation (depreciation) on investments (41,130,841)      (4,564,055)
                                                                       --------------   --------------
                                                                       --------------   --------------

     Net increase (decrease) in net assets resulting from operations     (33,515,110)       2,289,104
                                                                       --------------   --------------
                                                                       --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                           (5,115,702)      (3,008,244)
     From net realized gains                                              (3,543,227)      (7,443,175)
                                                                       --------------   --------------
                                                                       --------------   --------------

     Total distributions                                                  (8,658,929)     (10,451,419)
                                                                       --------------   --------------
                                                                       --------------   --------------

SHARE TRANSACTIONS:
     Net proceeds from sales of shares                                   294,948,600       89,369,095
     Reinvestment of distributions                                         8,658,929       10,451,419
     Redemptions of shares                                               (54,074,910)     (40,597,417)
                                                                       --------------   --------------
                                                                       --------------   --------------

     Net increase in net assets resulting from share transactions        249,532,619       59,223,097
                                                                       --------------   --------------
                                                                       --------------   --------------

     Total increase in net assets                                        207,358,580       51,060,782

NET ASSETS:
     Beginning of period                                                 224,622,910      173,562,128
                                                                       --------------   --------------
                                                                       --------------   --------------

     End of period (1)                                               $   431,981,490  $   224,622,910
                                                                       ==============   ==============
                                                                       ==============   ==============

OTHER INFORMATION:

SHARES:  (2)

     Sold                                                                 20,796,854        5,309,235
     Issued in reinvestment of distributions                                 620,986          665,383
     Redeemed                                                             (3,775,089)      (2,455,349)
                                                                       --------------   --------------
                                                                       --------------   --------------

     Net increase                                                         17,642,751        3,519,269
                                                                       ==============   ==============
                                                                       ==============   ==============

(1) Including undistributed (overdistributed) net investment income  $                $        51,701

(2) Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

See notes to financial statements.

MAXIM SERIES FUND, INC.

T. ROWE PRICE EQUITY/INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Selected data for a share of capital stock of the portfolio for the periods indicated are as follows:

                                                             Year Ended December 31,
                                          ---------------------------------------------------------------
                                          ---------------------------------------------------------------
                                           2002 ~       2001 ~       2000 ~        1999 ~       1998 ~
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------
Net Asset Value, Beginning of Period    $     16.10  $     16.64  $     16.55  $      17.80 $      17.60

Income from Investment Operations

Net investment income                          0.12         0.23         0.32          0.34         0.37
Net realized and unrealized gain (loss)       (2.33)        0.02         1.68          0.24         1.18
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Income (Loss) From                      (2.21)        0.25         2.00          0.58         1.55
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------
    Investment Operations

Less Distributions

From net investment income                    (0.12)       (0.23)       (0.32)        (0.34)       (0.37)
From net realized gains                       (0.10)       (0.56)       (1.59)        (1.49)       (0.98)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Total Distributions                           (0.22)       (0.79)       (1.91)        (1.83)       (1.35)
                                          ----------   ----------   ----------   -----------  -----------
                                          ----------   ----------   ----------   -----------  -----------

Net Asset Value, End of Period          $     13.67  $     16.10  $     16.64  $      16.55 $      17.80
                                          ==========   ==========   ==========   ===========  ===========
                                          ==========   ==========   ==========   ===========  ===========


Total Return                                (13.06%)       1.66%       12.90%         3.39%        8.93%

Net Assets, End of Period ($000)        $   431,981  $   224,623  $   173,562  $    189,500 $    209,703

Ratio of Expenses to Average Net Assets:
    - Before Reimbursement                    0.85%        0.88%        0.90%         0.88%        0.88%
    - After Reimbursement #                   0.85%        0.88%        0.90%         0.88%        0.88%

Ratio of Net Investment Income to
    Average Net Assets:

    - Before Reimbursement                    1.73%        1.47%        1.99%         1.84%        2.14%
    - After Reimbursement #                   1.73%        1.47%        1.99%         1.84%        2.14%

Portfolio Turnover Rate                      18.41%       25.20%       37.73%        44.02%       32.30%


~ Adjusted for 1:10 reverse stock split that occurred on November 7, 2002.

# Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

MAXIM SERIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

--------------------------------------------------------------------------------

1. ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

      Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company and presently consists of thirty-six portfolios. Interests in the T. Rowe Price Equity/Income Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek substantial dividend income and also capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Fund is available only as an investment option for certain variable annuity contracts and variable life policies issued by Great-West Life & Annuity Insurance Company (GWL&A), First Great-West Life & Annuity Insurance Company and New England Financial and certain qualified retirement plans for which GWL&A, First Great-West Life & Annuity Insurance Company and New England Financial provide administrative services.

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

      Security Valuation

      Short-term and money market securities are valued at amortized cost which approximates market value. Equity securities listed on an established exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business. Fixed income and other securities are valued by independent pricing services approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

      Restricted Securities

      The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer's financial performance. Aggregate cost, fair value and percent of net assets of these restricted securities held at December 31, 2002 were $140,000, $68,950, and 0.02%, respectively.

      Dividends

      Dividends from net investment income of the Portfolio are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

      Security Transactions

      Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of investments sold is determined on the basis of the first-in, first-out method (FIFO).

      Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums is recorded daily.

      Federal Income Taxes

      For federal income tax purposes, the Portfolio currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its taxable net income (both ordinary and capital gain) to its shareholders and complying with other requirements for regulated investment companies. Accordingly, no provision for federal income taxes has been made.

      Classification of Distributions to Shareholders

      The character of distributions made during the year from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

      The Fund has entered into an investment advisory agreement with GW Capital Management, LLC, doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 0.80% of the average daily net assets of the Portfolio. However, the investment adviser shall pay any expenses which exceed an annual rate, including management fees, of 0.95% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

      Effective April 30, 2002, Greenwood Investments, LLC, a wholly-owned subsidiary of GWL&A, became the principal underwriter to the Portfolio. Prior to that date, One Orchard Equities, a wholly-owned subsidiary of One Corporation, which is a wholly-owned subsidiary of GWL&A, was the principal underwriter. Financial Administrative Services Corporation, a wholly-owned subsidiary of GWL&A, performs transfer agent servicing functions for the Portfolio.

      Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer of the Fund receives any compensation directly from the Portfolio.

3. PURCHASES AND SALES OF INVESTMENT SECURITIES

      For the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $293,376,322 and $52,561,201, respectively. For the year ended December 31, 2002, there were no purchases or sales of U.S. Government securities.

4. UNREALIZED APPRECIATION (DEPRECIATION)

      At December 31, 2002, the U.S. Federal income tax cost basis was $468,575,872. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $13,363,779 and gross depreciation of securities in which there was an excess of tax cost over value of $50,461,987, resulting in net depreciation of $37,098,208.

5. SECURITIES LOANED

      The Portfolio has entered into a securities lending agreement with its custodian, The Bank of New York, effective December 1, 2001. Under the terms of the agreement the Portfolio receives annual income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested by the custodian in securities approved by the Board of Directors and is disclosed as "Collateral for securities loaned" in the Statement of Assets and Liabilities.

      The Portfolio also continues to receive interest or dividends on the securities loaned. As of December 31, 2002, the Portfolio had securities on loan valued at $5,143,733 and received collateral of $5,412,719 for such loan. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

6. DISTRIBUTIONS TO SHAREHOLDERS

      The tax character of distributions paid during the years ended December 31, 2002 and 2001 were as follows:

                                                                    2002            2001
                                                                 ------------    ------------
     Distributions paid from:
        Ordinary income                                            5,270,051       3,484,332
        Long-term capital gain                                     3,388,878       6,967,087
                                                                 ------------    ------------
                                                                 ------------    ------------
                                                                   8,658,929      10,451,419
                                                                 ============    ============


      As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

      Net unrealized depreciation on investments                                  (37,098,208)
      Undistributed net investment income                                                   0
      Accumulated net realized loss on investments                                  (912,224)
                                                                                  ------------
                                                                                  ------------
                                                                                  (38,010,432)
                                                                                  ============


      The differences between book basis and tax basis are primarily due to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on corporate reorganizations. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

7. REVERSE STOCK SPLIT

      During 2002, the Fund's Board of Directors approved a 1 for 10 reverse stock split effective November 7, 2002, which caused the net asset value per share to increase by a factor of 10 as a result of a corresponding decrease in shares outstanding. Accordingly, all prior year share information in the Statement of Changes in Net Assets and Financial Highlights has been restated to reflect the reverse stock split. The reverse stock split had no impact on total return, net assets, ratios, or portfolio turnover rates presented in the Financial Highlights.

8. TAX INFORMATION (unaudited)

      Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2002, 100% qualifies for the dividend received deduction available to the Portfolio's corporate shareholders.

The Maxim Series Fund

T.Rowe Price Equity/Income Portfolio

COMMON STOCK

AEROSPACE & DEFENSE --- 2.15%
     42,000 Lockheed Martin Corp                                       2,425,500
     83,300 Raytheon Co Class B                                        2,561,475
    184,400 Rockwell Collins                                           4,289,144
                                                                      $9,276,119

AUTO PARTS & EQUIPMENT --- 0.71%
     98,650 Genuine Parts Co                                           3,038,420
                                                                      $3,038,420

AUTOMOBILES --- 0.37%

    167,300 Ford Motor Co                                              1,555,890
                                                                      $1,555,890

BANKS --- 6.75%

    173,310 Bank One Corp                                              6,334,481
     64,400 Bank of America Corp                                       4,480,308
    203,804 FleetBoston Financial Corp                                 4,952,437
    166,700 Mellon Financial Corp                                      4,352,537
     73,200 Mercantile Bankshares Corp                                 2,824,788
     88,100 National City Corp                                         2,406,892
     21,700 Northern Trust Corp                                          760,585
     64,600 Wells Fargo & Co                                           3,027,802
                                                                     $29,139,830

BROADCAST/MEDIA --- 0.92%

    168,462 Comcast Corp*                                              3,970,649
                                                                      $3,970,649

CHEMICALS --- 4.11%

    158,800 Dow Chemical Co                                            4,716,360
    130,200 EI du Pont de Nemours & Co                                 5,520,480
     91,500 Great Lakes Chemical Corp                                  2,185,020
    215,400 Hercules Inc*                                              1,895,520
     97,800 International Flavors & Fragrances Inc                     3,432,780
                                                                     $17,750,160

COMMUNICATIONS - EQUIPMENT --- 0.43%
    140,600 Cisco Systems Inc*                                         1,841,860
                                                                      $1,841,860

COMPUTER HARDWARE & SYSTEMS --- 1.21%
    301,006 Hewlett-Packard Co                                         5,225,464
                                                                      $5,225,464

COMPUTER SOFTWARE & SERVICES --- 0.76%
     63,100 Microsoft Corp*                                            3,262,270
                                                                      $3,262,270

CONGLOMERATES --- 2.72%

     23,650 3M Co                                                      2,916,045
    290,900 General Electric Co                                        7,083,415
    100,500 Tyco International Ltd                                     1,716,540
                                                                     $11,716,000

COSMETICS & PERSONAL CARE --- 0.88%
    125,400 Gillette Co                                                3,807,144
                                                                      $3,807,144

ELECTRIC COMPANIES --- 2.88%
    174,000 Constellation Energy Group                                 4,840,680
     43,075 Exelon Corp                                                2,273,068
     71,010 FirstEnergy Corp                                           2,341,200
    159,900 TXU Corp                                                   2,986,932
                                                                     $12,441,880

ELECTRONIC INSTRUMENT & EQUIP --- 3.16%
    155,511 Cooper Industries Inc                                      5,668,376
     43,500 Emerson Electric Co                                        2,211,975
     88,500 Hubbell Inc Class B                                        3,109,890
    128,600 Rockwell Automation Inc                                    2,663,306
                                                                     $13,653,547

ELECTRONICS - SEMICONDUCTOR --- 0.57%
    249,928 Agere Systems Inc Class A*                                   359,896
     54,685 Agere Systems Inc Class B*                                    76,559
    134,100 Texas Instruments Inc                                      2,012,841
                                                                      $2,449,296

FINANCIAL SERVICES --- 4.15%
    138,000 American Express Co                                        4,878,300
     98,433 Citigroup Inc                                              3,463,857
     60,800 Fannie Mae (nonvtg)                                        3,911,264
    150,380 JP Morgan Chase & Co                                       3,609,120
     49,500 Moody's Corp                                               2,043,855
                                                                     $17,906,396

FOOD & BEVERAGES --- 3.69%
     60,300 Brown-Forman Corp Class B                                  3,941,208
    149,900 Campbell Soup Co                                           3,518,153
     77,400 General Mills Inc                                          3,633,930
     32,600 Hershey Foods Corp                                         2,198,544
     42,100 Kellogg Co                                                 1,442,767
     52,000 McCormick & Co Inc (nonvtg)                                1,206,400
                                                                     $15,941,002

HOTELS/MOTELS --- 1.61%

    240,500 Hilton Hotels Corp                                         3,056,755
    163,552 Starwood Hotels & Resorts Worldwide Inc                   3,882,724
                                                                      $6,939,479

HOUSEHOLD GOODS --- 3.05%
     44,000 Black & Decker Corp                                        1,887,160
     75,300 Clorox Co                                                  3,106,125
     86,500 Fortune Brands Inc                                         4,023,115
     87,200 Kimberly-Clark Corp                                        4,139,384
                                                                     $13,155,784

INSURANCE RELATED --- 6.45%
     57,582 American International Group Inc                           3,331,119
     79,800 Aon Corp ~                                                 1,507,422
     86,000 CIGNA Corp                                                 3,536,320
     69,900 Chubb Corp                                                 3,648,780
     73,300 Lincoln National Corp                                      2,314,814
     42,600 Prudential Financial Inc                                   1,352,124
    168,400 SAFECO Corp                                                5,838,428
     79,172 St Paul Cos Inc                                            2,695,807
    205,500 UnumProvident Corp                                         3,604,470
                                                                     $27,829,284

LEISURE & ENTERTAINMENT --- 2.92%
    387,100 AOL Time Warner Inc*                                       5,071,010
    232,400 Hasbro Inc                                                 2,684,220
    295,800 Walt Disney Co                                             4,824,498
                                                                     $12,579,728

MANUFACTURING --- 3.03%

     29,700 Eaton Corp                                                 2,319,867
    308,300 Honeywell International Inc                                7,399,200
    202,200 Pall Corp                                                  3,372,696
                                                                     $13,091,763

MEDICAL PRODUCTS --- 0.98%
     64,100 Baxter International Inc                                   1,794,800
     79,500 Becton Dickinson & Co                                      2,439,855
                                                                      $4,234,655

OFFICE EQUIPMENT & SUPPLIES --- 0.16%
     87,900 Xerox Corp*                                                  707,595
                                                                        $707,595

OIL & GAS --- 9.82%
     85,900 Amerada Hess Corp                                          4,728,795
    122,322 BP Amoco PLC sponsored ADR                                 4,972,389
     47,100 Baker Hughes Inc                                           1,516,149
    133,122 ChevronTexaco Corp                                         8,849,951
    293,296 Exxon Mobil Corp                                          10,247,762
     82,050 Marathon Oil Corp                                          1,746,845
    137,700 Royal Dutch Petroleum Co NY Shrs                           6,061,554
    139,400 Unocal Corp                                                4,262,852
                                                                     $42,386,297

PAPER & FOREST PRODUCTS --- 1.70%
    178,583 International Paper Co                                     6,245,048
     44,800 MeadWestvaco Corp                                          1,107,008
                                                                      $7,352,056

PHARMACEUTICALS --- 7.70%

     69,100 Abbott Laboratories                                        2,764,000
    290,100 Bristol-Myers Squibb Co                                    6,715,815
    208,200 Merck & Co Inc                                            11,786,199
    283,800 Schering-Plough Corp                                       6,300,360
    151,000 Wyeth                                                      5,647,400
                                                                     $33,213,774

PHOTOGRAPHY/IMAGING --- 1.11%

    137,000 Eastman Kodak Co                                           4,800,480
                                                                      $4,800,480

POLLUTION CONTROL --- 1.04%
    196,230 Waste Management Inc                                       4,497,592
                                                                      $4,497,592

PRINTING & PUBLISHING --- 3.40%
    129,600 Dow Jones & Co Inc                                         5,602,608
     82,400 Knight-Ridder Inc                                          5,211,800
     89,700 RR Donnelley & Sons Co                                     1,952,769
    125,800 Reader's Digest Association Inc Class A                    1,899,580
                                                                     $14,666,757

RAILROADS --- 2.46%

    182,900 Norfolk Southern Corp                                      3,656,171
    115,950 Union Pacific Corp                                         6,941,927
                                                                     $10,598,098

REAL ESTATE --- 0.93%
     17,100 Rouse Co REIT                                                542,070
    101,796 Simon Property Group Inc REIT                              3,468,190
                                                                      $4,010,260

RESTAURANTS --- 0.80%

    213,800 McDonald's Corp                                            3,437,904
                                                                      $3,437,904

RETAIL --- 2.05%

    111,400 Home Depot Inc                                             2,669,144
     41,700 JC Penney Co Inc                                             959,517
    128,100 May Department Stores Co                                   2,943,738
    228,600 Toys R Us Inc*                                             2,286,000
                                                                      $8,858,399

SPECIALIZED SERVICES --- 0.44%
     54,700 Dun & Bradstreet Corp*                                     1,886,603
                                                                      $1,886,603

TELEPHONE & TELECOMMUNICATIONS --- 7.94%
     97,500 ALLTEL Corp                                                4,972,500
    104,150 AT&T Corp*                                                 2,719,357
    499,100 Lucent Technologies Inc ~*                                   628,866
    276,000 Motorola Inc                                               2,387,400
    868,100 Qwest Communications International Inc*                   4,340,500
    224,013 SBC Communications Inc                                     6,072,992
    238,100 Sprint Corp                                                3,447,688
    250,486 Verizon Communications                                     9,706,333
                                                                     $34,275,636

TOBACCO --- 1.47%

     56,850 Philip Morris Cos Inc                                      2,304,131
    121,100 UST Inc                                                    4,048,373
                                                                      $6,352,504

UTILITIES --- 2.11%

    190,100 Duke Energy Corp                                           3,714,554
    213,200 El Paso Corp                                               1,483,872
    196,100 NiSource Inc                                               3,922,000
                                                                      $9,120,426

TOTAL COMMON STOCK --- 96.64%                                       $416,971,001
(Cost $451,955,770)

PREFERRED STOCK

AUTOMOBILES --- 0.12%

     12,500 Ford Motor Co Capital Trust II                               501,563
                                                                        $501,563

TELEPHONE & TELECOMMUNICATIONS --- 0.17%
        140 Lucent Technologies Inc                                       68,950
      1,350 Lucent Technologies Inc #                                    664,875
                                                                        $733,825

TOTAL PREFERRED STOCK --- 0.29%                                       $1,235,388
(Cost $1,764,373)

SHORT-TERM INVESTMENTS

    500,000 Fannie Mae                                                   499,875
               1.310%, January 8, 2003
  1,600,000 Freddie Mac                                                1,599,661
               1.290%, January 7, 2003
 11,172,000 Freddie Mac                                               11,171,739
               0.760%, January 2, 2003

TOTAL SHORT-TERM INVESTMENTS --- 3.08%                               $13,271,275
(Cost $13,271,275)

TOTAL T.ROWE PRICE EQUITY/INCOME PORTFOLIO --- 100%                 $431,477,664
(Cost $466,991,418)


Legend

# Securities are registered pursuant to Rule 144A and may be deemed to be restricted for resale.

~ A portion or all of the security is on loan at December 31, 2002.

*  Non-income Producing Security
See Notes to Financial Statements

FUND DIRECTORS AND OFFICERS (UNAUDITED)

The Fund is organized under Maryland law, and is governed by the Board of Directors. The Board is responsible for overall management of the Fund's business affairs. The Directors meet at least four times during the year to, among other things, oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The following table provides information about each of the Directors and officers of the Fund.

---------------------------------------------------------------------------------------------------
                             INDEPENDENT* DIRECTORS

---------------------------------------------------------------------------------------------------
--------------- ------------ ------------- -----------------------------
Name, address   Position(s)    Term of       Principal Occupation(s)     Number         Other
   and age       Held with      Office         during Past 5 Years       of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Rex Jennings     Director    March 22,     President Emeritus, Denver       43      Trustee,
(77)                         1988 to       Metro Chamber of Commerce                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Richard P.       Director    April 30,     Retired Educator                 43      Trustee,
Koeppe (70)                  1987 to                                                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A
--------------- ------------ ------------- ----------------------------- ---------- ---------------
--------------- ------------ ------------- ----------------------------- ---------- ---------------
Sanford          Director    March 19,     Attorney, Firm of Zisman,        43      Trustee,
Zisman (62)                  1982 to       Ingraham and Daniel, P.C.                Orchard
                             present                                                Series Fund,
                                                                                    Committee
                                                                                    Member,
                                                                                    Great-West
                                                                                    Variable
                                                                                    Annuity
                                                                                    Account A;
                                                                                    Jones
                                                                                    Intercable,
                                                                                    Inc.
--------------- ------------ ------------- ----------------------------- ---------- ---------------
---------------------------------------------------------------------------------------------------
                       INTERESTED* DIRECTORS AND OFFICERS

---------------------------------------------------------------------------------------------------
--------------- ------------ -------------- ----------------------------
Name, address   Position(s)     Term of       Principal Occupation(s)    Number         Other
   and age       Held with      Office          during Past 5 Years      of         Directorships
                   Fund       (Length of                                 Portfolios    Held by
                             Time Served)                                in Fund       Director
                                                                         Complex
                                                                         Overseen
                                                                         by
                                                                         Director

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*William T.      Director    June 1, 2000   President and Chief             43      Trustee,
McCallum (60)       and      to present     Executive Officer of                    Orchard
                 President                  Great-West Life & Annuity               Series Fund,
                                            Insurance Company;                      Committee
                                            President and Chief                     Member,
                                            Executive Officer, United               Great-West
                                            States Operations, The                  Variable
                                            Great-West Life Assurance               Annuity
                                            Company (1990 to present);              Account A;
                                            Co-President and Chief                  Director,
                                            Executive Officer of                    Great-West
                                            Great-West Lifeco Inc.;                 Lifeco Inc.
                                            President and Chief
                                            Executive Officer of GWL&A
                                            Financial Inc.; President
                                            and Chief Executive
                                            Officer of First
                                            Great-West Life & Annuity
                                            Insurance Company
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Mitchell        Director    June 1, 2000   Executive Vice President        43      Trustee,
T.G. Graye                   to present     and Chief Financial                     Orchard
(47)                                        Officer of Great-West Life              Series Fund,
                                            & Annuity Insurance                     Committee
                                            Company; Executive Vice                 Member,
                                            President and Chief                     Great-West
                                            Financial officer, United               Variable
                                            States Operations, The                  Annuity
                                            Great-West Life Assurance               Account A
                                            Company; Executive Vice
                                            President and Chief
                                            Operating Officer, One
                                            Benefits, Inc.; Executive
                                            Vice President and Chief
                                            Financial Officer of GWL&A
                                            Financial Inc.; Manager
                                            and President, MCM;

                                            Director and Executive

                                            Vice President, Orchard

                                  Trust Company

--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Graham          Treasurer   November 29,   Vice President, Corporate       43           None
McDonald (56)                2001 to        Fin and Investment
                             present        Operations; Treasurer,
                                            MCM, Orchard Capital
                                            Management, LLC, Maxim
                                            Series Fund and Great-West
                                            Variable Annuity Account
                                            A; Director and President,
                                            Greenwood Investments, LLC
--------------- ------------ -------------- ---------------------------- ---------- ---------------
--------------- ------------ -------------- ---------------------------- ---------- ---------------
*Beverly A.      Secretary   April 10,      Vice President and              43           None
Byrne (47)                   1997 to        Counsel, U.S. Operations,
                             present        The Great-West Life
                                            Assurance Company and
                                            Orchard Trust Company;
                                            Vice President, Counsel
                                            and Associate Secretary,
                                            Great-West Life & Annuity
                                            Insurance Company, GWL&A
                                            Financial Inc., First
                                            Great-West Life & Annuity
                                            Insurance Company; Vice
                                            President, Counsel and
                                            Secretary, Financial
                                            Administrative Services
                                            Corporation; Secretary,
                                            MCM, One Orchard Equities,
                                            Inc. ("One Orchard"),
                                            Greenwood Investments,
                                            LLC, BenefitsCorp
                                            Equities, Inc.,
                                            BenefitsCorp, Inc.,
                                            Advised Assets Group, LLC,
                                            Great-West Variable
                                            Annuity Account A, and
                                            Maxim Series Fund.
--------------- ------------ -------------- ---------------------------- ---------- ---------------

* Refers to a Director or officer who is an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) by virtue of their affiliation with either the Fund or MCM. A Director who is not an "interested person" of the Fund is referred to as an "Independent Director."

The Fund paid its directors a total of $15,860 in compensation during 2002. No officer of the Fund receives any compensation from the Fund. Additional information about the Fund and its Directors is available in the Fund's
Statement of Additional Information, which can be obtained free of charge upon request to: Mr. Aaron Knode, 8515 East Orchard Road, Greenwood Village, Colorado
80111; (800) 537-2033, ext. 75332.

Maxim Series Fund, Inc. Special Meeting of Shareholders
(UNAUDITED)

A Special Meeting of Shareholders was held on October 23, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

To approve an amendment to the Fund's Articles of Incorporation ("charter") to effect a reverse stock split of the Portfolios' outstanding shares.

The votes cast in these matters for the Maxim T. Rowe Price Equity/Income Portfolio were:

            For:       198,394,661.754
            Against:   3,905,843.699
            Abstain*:  1,924,780.547


A Special Meeting of Shareholders was held on April 4, 2002 at 8525 East Orchard Road, Greenwood Village, Colorado for the following purposes:

1. To approve of an amendment to the Profile Portfolios' fundamental investment policy concerning investments in liquid, non-investment company securities.

2. To approve of new sub-advisory agreement appointing Barclays Global Fund Advisors as sub-adviser.

3. To approve of a new "manager-of-managers" structure for Maxim Series Fund, Inc.

4. To approve of an amendment to the Investment Advisory Agreement regarding a new "manager-of-managers" structure for Maxim Series Fund, Inc.

5. To approve amendments to the fundamental investment policies of the Fund generally to standardize the language of those policies that are required to be fundamental concerning (5.a.) borrowing, (5.b.) commodities, (5.c.) industry concentration, (5.d.) loans, (5.e.) diversification, (5.f.) real estate, (5.g.) senior securities and (5.h.) underwriting.

6. To approve amendments to the fundamental investment policies of the Fund generally to delete policies that are no longer required to be fundamental due to changes in laws or which otherwise need not be fundamental concerning (6.a.) purchases of securities on margin, (6.b.) purchases of investments in other investment companies; (6.c.) investments in oil, gas and/or mineral exploration, (6.d.) exercise of control, (6.e.) purchases of restricted securities and (6.f.) purchases of foreign securities.

The votes cast in these matters++ for the Maxim T. Rowe Price Equity/Income Portfolio were:

PROPOSAL #3
            For:       134,259,433.12
            Against:   3,216,046.29
            Abstain*:  2,019,715.82

PROPOSAL #4
            For:       133,575.969.47
            Against:   3,334,441.57
            Abstain*:  2,584,784,19

PROPOSAL #5a
            For:       133,555,519.38
            Against:   3,096,036.53
            Abstain*:  2,843,639.32
PROPOSAL #5b
            For:       134,278,268.73
            Against:   2,492,758.77
            Abstain*:  2,724,167.72

PROPOSAL #5c
            For:       134,200,235.48
            Against:   2,551,956.41
            Abstain*:  2,743,003.34

PROPOSAL #5d
            For:       134,159,335.30
            Against:   2,646,672,63
            Abstain*:  2,689,187.30

PROPOSAL #5e
            For:       134,540,890.99
            Against:   2,267,807.74
            Abstain*:  2,686,496.50

PROPOSAL #5f
            For:       134,383,748.16
            Against:   2,433,022.97
            Abstain*:  2,678,424.09

PROPOSAL #5g
            For:       133,488,787.49
            Against:   3,041,682.33
            Abstain*:  2,964,725.40

PROPOSAL #5h
            For:       133,724,501.73
            Against:   3,027,690.17
            Abstain*:  2,743,003.34

PROPOSAL #6c
            For:       133,602,877.49
            Against:   3,334,441.57
            Abstain*:  2,557,876.17

*All Abstain votes are treated as `present' for purposes of achieving a quorum and in determining the votes cast on the proposals, but not as having voted FOR the proposals (and therefore have the effect of a vote against).

++ Any proposal for which a vote is not shown denotes that this proposal was not applicable to this Portfolio.